                                                               EXHIBIT 10.4

                                                               EXECUTION VERSION

                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                          EQUIPMENT FINANCING AGREEMENT

         This First Amendment (the "First Amendment") to Amended and Restated Equipment Financing Agreement dated as of February 19, 2001 (the "Effective Date"), is entered into by and among MCCAW INTERNATIONAL (BRAZIL), LTD. (the "Company") and MOTOROLA CREDIT CORPORATION (the "Creditor"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned them in the Amended and Restated EFA (defined in Recital A below.)

                                R E C I T A L S:

         A. The Company and the Creditor are parties to an Amended and Restated EFA dated as of April 28, 2000 (as heretofore amended, supplemented or otherwise modified, the "Amended and Restated EFA"), pursuant to which the Creditor agreed to maintain loans and make the Final Advance to the Company.

         B. The Company has requested that, subject to the terms and provisions hereof, the Creditor consent to certain amendments to the Amended and Restated EFA.

         C. The Creditor is willing to grant such consent, subject to the terms and conditions of this First Amendment.


         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1.  AMENDMENTS.

         Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Amended and Restated EFA is hereby amended as follows:

                  1.1 Effective as of January 1, 2001, the definition of "Maturity Date" in Section 1.1 of the Amended and Restated EFA is hereby amended and restated in its entirety as follows:

                           " "Maturity Date" means June 30, 2005, provided, if such date is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day."


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

                  1.2 Schedule 1.01(d) to the Amended and Restated EFA is hereby deleted and replaced with Schedule 1.01(d) (Target Subscribers) attached hereto.

                  1.3 Section 2.04(a) of the Amended and Restated EFA is hereby amended and restated in its entirety to read as follows:


                  "(a) The Company shall pay to the Creditor the principal of the Advances made by the Creditor outstanding at the close of business on the Commitment Termination Date in eight (8) semi-annual installments on the Payment Dates identified below (provided that the last such payment shall be in an amount sufficient to repay in full the principal amount of such Advances), with the amount of the installment paid on each such Payment Date to be equal to the respective percentages of the principal of such Advances outstanding at the close of business on the Commitment Termination Date as set forth below:

                                                Percentage of Original
                                                    Principal of
         Payment Date                    Advance Payable on such Payment Date
         ------------                    ------------------------------------
         June 30, 2000                                    10%
       December 31, 2000                                  10%
       December 31, 2002                                  10%
         June 30, 2003                                    10%
       December 31, 2003                                  15%
         June 30, 2004                                    15%
       December 31, 2004                                  15%
         June 30, 2005                                   15%"


                  1.4 Section 8.17 of the Amended and Restated EFA is hereby amended and restated in its entirety as follows:

         "The Company and its Subsidiaries shall have or maintain, on a consolidated basis, at all times:

                  (a) a Fixed Charge Coverage Ratio (measured at the end of each fiscal quarter) of not less than 1.00 : 1.00 at the end of each fiscal quarter of the Company;

                  (b) EBITDA, at the end of each fiscal quarter period then ended (measured at the end of each fiscal quarter), of not less than the respective amounts set forth opposite each such date:

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

            Date                                 EBITDA
            ----                                 ------
      March 31, 2000                         $(21,500,000)
      June 30, 2000                          $(16,400,000)
      September 30, 2000                     $(19,300,000)
      December 31, 2000                      $(22,300,000)
      March 31, 2001                         $(11,800,000)
      June 30, 2001                           $(9,900,000)
      September 30, 2001                      $(6,300,000)
      December 31, 2001                           $100,000
      March 31, 2002                            $3,800,000
      June 30, 2002                             $7,900,000
      September 30, 2002                       $10,600,000
      December 31, 2002                        $12,000,000
      March 31, 2003                           $14,600,000
      June 30, 2003                            $22,700,000
      September 30, 2003                       $24,000,000
      December 31, 2003                        $27,500,000
      March 31, 2004                           $33,000,000
      June 30, 2004                            $39,600,000
      September 30, 2004                       $47,520,000
      December 31, 2004                        $57,024,000
      March 31, 2005                           $68,428,800
      June 30, 2005                            $82,114,560

                  (c) a ratio of Indebtedness to EBITDA as at the end of each quarterly period then ended of not greater than the ratios set forth opposite each such date:


                Date                       Indebtedness to
                ----                       ---------------
                                               EBITDA
                                               ------
      March 31, 2002                           41.1 : 1.00
      June 30, 2002                            17.3 : 1.00
      September 30, 2002                       12.8 : 1.00
      December 31, 2002                         9.8 : 1.00
      March 31, 2003                            8.1 : 1.00
      June 30, 2003                             4.3 : 1.00
      September 30, 2003                        4.1 : 1.00
      December 31, 2003                         2.9 : 1.00
      March 31, 2004                            2.4 : 1.00
      June 30, 2004                             2.0 : 1.00
      September 30, 2004                        1.7 : 1.00
      December 31, 2004                         1.4 : 1.00
      March 31, 2005                            1.2 : 1.00

      June 30, 2005                             1.0 : 1.00

                  (d) minimum Recurring Revenues, as at the end of each quarterly period then ended, of not less than the respective amounts set forth opposite each such date:


           Date                               Recurring Revenues
           ----                               ------------------
      March 31, 2000                            $8,700,000
      June 30, 2000                             $9,700,000
      September 30, 2000                       $13,000,000
      December 31, 2000                        $16,900,000
      March 31, 2001                           $22,300,000
      June 30, 2001                            $27,700,000
      September 30, 2001                       $30,900,000
      December 31, 2001                        $35,000,000
      March 31, 2002                           $39,700,000
      June 30, 2002                            $43,500,000
      September 30, 2002                       $48,500,000
      December 31, 2002                        $53,500,000
      March 31, 2003                           $59,200,000
      June 30, 2003                            $63,800,000
      September 30, 2003                       $67,600,000
      December 31, 2003                        $71,800,000
      March 31, 2004                          $ 77,291,552
      June 30, 2004                           $ 83,203,121
      September 30, 2004                      $ 89,566,830
      December 31, 2004                       $ 96,417,260
      March 31, 2005                          $103,791,640
      June 30, 2005                           $111,730,041

                  (e) a minimum number of Subscribers, as at the end of each quarterly period then ended, of not less than the number of Subscribers set forth opposite each such date:


            Date                                 Subscribers
            ----                                 -----------
      March 31, 2000                               115,000
      June 30, 2000                                129,000
      September 30, 2000                           154,000
      December 31, 2000                            190,000
      March 31, 2001                               226,000
      June 30, 2001                                253,000
      September 30, 2001                           280,000
      December 31, 2001                            311,000

      March 31, 2002                               345,000
      June 30, 2002                                370,000
      September 30, 2002                           398,000
      December 31, 2002                            431,000
      March 31, 2003                               468,000
      June 30, 2003                                489,000
      September 30, 2003                           513,000
      December 31, 2003                            538,000
      March 31, 2004                               568,737
      June 30, 2004                                601,231
      September 30, 2004                           635,581
      December 31, 2004                            671,894
      March 31, 2005                               710,281
      June 30, 2005                                750,861

                  (f) a minimum amount of Adjusted Paid-In Capital at all times for each calendar quarter in an amount equal to the actual cash requirements for such calendar quarter as provided in the Adjusted Paid-In Capital Schedule (in the form of Schedule 1.01(c) attached hereto) provided by the Company as part of the compliance package delivered with the financial statements required under Sections 8.2 and
         8.3. As set forth in the Adjusted Paid-In Capital Schedule (Schedule 1.01(c)), a deficiency in Adjusted Paid-In Capital for any calendar quarter must be contributed into the Company within fifteen (15) days from the end of the applicable reporting period.

         Notwithstanding anything herein to the contrary (including, without limitation, the provisions of Section 11.1 hereof), (i) a breach of
         Section 8.17(d) hereof shall not constitute an Event of Default hereunder unless the Company is in breach of such Section 8.17(d) as of two (2) consecutive quarter end dates and (ii) a breach of Section 8.17(b) or Section 8.17(c) hereof as of any quarter end date shall not constitute an Event of Default hereunder unless the aggregate Subscribers as of the end of such quarter were less than the "Target Subscribers" set forth opposite the quarter end dates set forth in
         Schedule 1.01(d)."

                  SECTION 2.  CONDITIONS.

                  As conditions precedent to the effectiveness of the First Amendment, each of the following shall have occurred:

                   2.1 the Company shall have delivered to the Creditor the First Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Creditor;

                   2.2 the Creditor shall have received an opinion of counsel for the Company with respect to this amendment, reasonably acceptable to the Creditor, and shall, within 30 days

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

         of the date hereof, receive an opinion of Brazilian counsel to the Company with respect to the collateral in respect of the obligations of the Company and the other Credit Parties under the Amended and Restated EFA, as amended by this amendment, such opinion of Brazilian counsel to be reasonably acceptable to the Creditor;

                   2.3 each of the Credit Parties shall have, within 10 Business Days of the date hereof, (a) executed an affirmation of their obligations in respect of the Amended and Restated EFA and the Credit Documents to which they are a party, such affirmation to be in form and substance reasonably satisfactory to the Creditor and (b) a binding commitment, reasonably acceptable to the Creditor, with respect to the purchase by the Company and its affiliates of minimum amounts of goods and services from the Creditor or its affiliates;

                  2.4 all necessary consents to the First Amendment have been obtained from third parties, including assignees of the Creditor and insurers of the payment of Advances;

                  2.5 the Company shall have delivered such other documents as the Creditor may reasonably request;

         it being understood and agreed that the failure to satisfy any of the conditions in paragraphs 2.2 and 2.3 above in the time periods specified shall result in the First Amendment being void ab initio and of no force and effect.


                  SECTION 3.  REPRESENTATIONS AND WARRANTIES.

         To induce the Creditor to enter into the First Amendment, the Company hereby represents and warrants to the Creditor as of the date hereof (and shall be deemed to represent and warrant as of the initial date of effectiveness of this First Amendment) that:

                   3.1 The representations and warranties contained in the Amended and Restated EFA and the other Credit Documents are true and correct in all material respects on and as of the date hereof, except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

                   3.2 There has been no Material Adverse Effect since September 30, 2000;

                  3.3 The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1999, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Creditor, including, the quarterly (each as at September 30, 2000) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;

                  3.4 Each Credit Party has made all material required contributions under the Plans for all periods through and September 30, 2000, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph 3.3 above; and

                  3.5 After giving effect to the First Amendment, no Default or Event of Default has occurred and is continuing and all of the guarantees and Security Documents shall be in full force and effect with the same priority (and with no need for any additional agreements, instruments or filings to preserve the effectiveness or priority ) as in effect immediately prior to the First Amendment.

                  SECTION 4. GENERAL.

                  4.1 Reservation of Rights. The Company acknowledges and agrees that the execution and delivery of the First Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Creditor to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Creditor of any covenant, condition, term or provision of the Amended and Restated EFA or any of the other Credit Documents, and the failure of the Creditor to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Creditor to thereafter demand strict compliance therewith. The Creditor hereby reserves all rights granted under the Amended and Restated EFA, the other Credit Documents and the First Amendment.

                  4.2 Full Force and Effect. As hereby modified, the Amended and Restated EFA and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

                  4.3 Affirmation. The Company hereby affirms its obligations under Section 4 of the Amended and Restated EFA and agrees to pay on demand all reasonable costs and expenses of the Creditor in connection with the preparation, execution and delivery of the First Amendment and all instruments and documents delivered in connection herewith.

                  4.4 Successors and Assigns. The First Amendment shall be binding upon and shall inure to the benefit of the Company, the Creditor and the respective successors and assigns of the Company and the Creditor.

                  4.5 Counterparts. The First Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same First Amendment.

                                    * * * * *

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

         IN WITNESS WHEREOF, the Company and the Creditor have executed this First Amendment as of the 19th day of February, 2001.

                                    COMPANY:


                                    MCCAW INTERNATIONAL (BRAZIL), LTD.


                                    By: /s/ Robert J. Gilker
                                       -------------------------------
                                    Name:   Robert J. Gilker
                                         -----------------------------
                                    Title:  Vice President and General
                                            Counsel
                                          ----------------------------
                                    CREDITOR:

                                    MOTOROLA CREDIT CORPORATION


                                    By: /s/ Gary B. Tatje
                                       -------------------------------
                                    Name:   Gary B. Tatje
                                         -----------------------------
                                    Title:  Vice President
                                          ----------------------------

                                SCHEDULE 1.01(d)

                              "TARGET SUBSCRIBERS"

                        Date                               Subscribers
                        ----                               -----------
                   March 31, 2000                           143,559
                   June 30, 2000                            171,135
                   September 30, 2000                       210,987
                   December 31, 2000                        251,624
                   March 31, 2001                           280,864
                   June 30, 2001                            311,575
                   September 30, 2001                       345,661
                   December 31, 2001                        383,031
                   March 31, 2002                           411,292
                   June 30, 2002                            442,130
                   September 30, 2002                       479,418
                   December 31, 2002                        520,497
                   March 31, 2003                           543,421
                   June 30, 2003                            569,974
                   September 30, 2003                       598,256
                   December 31, 2003                        628,283
                   March 31, 2004                           664,179
                   June 30, 2004                            702,125
                   September 30, 2004                       742,239
                   December 31, 2004                        784,646
                   March 31, 2005                           829,475
                   June 30, 2005                            876,865

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